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Scudder Variable Series II


o    Scudder New Europe Portfolio

Supplement to Prospectus Dated May 1, 2002

The Board of Scudder Variable Series II recently approved an Agreement and Plan of Reorganization (the "Plan") between the above-noted Portfolio (the "Portfolio") and Scudder Variable Series II -- Scudder International Select Equity Portfolio (the "Acquiring Portfolio").

The Plan provides for the transfer of substantially all of the assets and the assumption of all of the liabilities of the Portfolio solely in exchange for Class A voting shares of the Acquiring Portfolio. The shares received by the Portfolio would then be distributed to its shareholders as part of the Portfolio's liquidation provided for in the Plan. (The transaction contemplated by the Plan is referred to as the "Reorganization.")

The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders of the Portfolio. A Special Meeting (the "Meeting") of the shareholders of the Portfolio will be held on or about October 29, 2002 and shareholders will be given the opportunity to vote on the Plan and any other matters affecting the Portfolio at that time. In connection with the Meeting, the Portfolio will deliver to its shareholders: (i) a Proxy Statement/Prospectus describing in detail the Reorganization and the Board's considerations in recommending that shareholders approve the Reorganization, and
(ii) a Prospectus for the Acquiring Portfolio.

If the Plan is approved at the Meeting and certain conditions required by the Plan are satisfied, the Reorganization is expected to become effective at 9:00 a.m. Eastern standard time on or about November 4, 2002. If shareholder approval of the Plan is delayed due to failure to obtain a quorum or otherwise, the Reorganization will become effective as soon as practicable after the receipt of shareholder approval.

In the event shareholders of the Portfolio fail to approve the Plan, the Portfolio will continue to operate and the Board may resubmit the Plan for shareholder approval or consider other proposals.


July 26, 2002